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                                                                 EXHIBIT 10.61


                           LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of January 15, 2001, by and between SCOTT THOMPSON, an individual resident of Douglas County, Colorado ("Borrower"), having his office address at 1700 Lincoln Street, 14th Floor, Denver, Colorado 80203, and TELETECH HOLDINGS, INC., a Delaware corporation ("Lender"), having its offices at 1700 Lincoln Street, 14th Floor, Denver, Colorado 80203.

                                 R E C I T A L S

     Borrower desires to borrow the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000) from Lender, and Lender has agreed to lend such sum to Borrower, upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, for and in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

                                    ARTICLE 1
                                    The Loan

     1.1 THE LOAN. Subject to the terms and conditions of this Agreement, Lender agrees to lend to borrow the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Loan). The Loan shall be evidenced by a Promissory Note (the "Note") in the principal sum of $500,000.00, executed by Borrower and payable to the order of Lender, bearing interest prior to default or maturity at the rate of eight percent (8%) per annum, and being due and payable in full on or before July 15, 2001 or such earlier date as shall be provided for in the Note (the "Maturity Date"). The Note shall also contain such other terms and conditions as Lender may reasonably require, consistent with the terms of this Agreement.

     1.2 ADVANCE AND REPAYMENT. The entire principal amount of the Note shall be advanced to Borrower on the date the Note is executed and delivered to Lender and together with all accrued and unpaid interest thereon, shall be due and payable without demand, on the Maturity Date. The Note may be repaid in whole or in part at any time without penalty or premium. No portion of the principal amount of the Note which is advanced and repaid may be re-borrowed.

                                   ARTICLE 2
                                    Security

     2.1 PLEDGE OF COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Note, including all interest thereon and all other liabilities of Borrower arising thereunder or under this Agreement (collectively, the "Secured Obligations"), Borrower hereby pledges, collaterally assigns and hypothecates to Lender, and hereby grants to Lender, a first priority lien on and security interest in, all of Borrower's right, title and interest in, to and under the following, whether now owned by Borrower or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

          (a) all bonus payments payable by Lender or any of its affiliates to Borrower (collectively "Bonus Payments");

          (b) all proceeds from the exercise of stock options granted by Lender or any affiliate of Lender to Borrower, including without limitation the stock options granted to Borrower under and pursuant to (i) that certain Non-Qualified Stock Option Agreement dated October 18, 1999, by and between Lender and Borrower, as amended by that certain Amendment to Non-Qualified Stock Option Agreement (1999 Stock Option and Incentive Plan) dated
     March 8, 2000, (ii) that certain Non-Qualified Stock Option Agreement dated October 18, 1999, by and between Lender and Borrower, as amended by that certain Amendment to Non-Qualified Stock Option Agreement (1995 Stock Option and Incentive Plan) dated
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     March 8, 2000, and (iii) that certain Non-Qualified Stock Option Agreement dated December 7, 2000 (collectively, "Lender Stock Options"), including proceeds, net of applicable taxes and the exercise price therefor, from the sale of shares underlying such Lender Stock Options (collectively, "Stock Option Proceeds");

          (c) any severance compensation payable by Lender or any of its affiliates to Borrower pursuant to an employment agreement or otherwise ("Severance Payments"); and

          (d) to the extent not included in the foregoing, all proceeds, products, revenues, distributions, issues, profits, royalties, income, benefits, accessions, additions, substitutions and replacements of and to any and all of the foregoing.

     2.2 EXCLUSION. Notwithstanding the provisions of Section 2.1 above, Borrower and Lender agree that the annual bonus payable by Lender to Borrower for calendar year 2000 shall not be a part of the Collateral and shall be free and clear of the liens and security interests created by this Agreement.

     2.3 SECURITY AGREEMENT. This Agreement shall constitute a "security agreement" within the meaning of the Uniform Commercial Code, as in effect in the State of Colorado. For purposes of such security agreement and the Uniform Commercial Code, Borrower shall be the debtor, Lender shall be the secured party, and the addresses for such parties shall be the respective addresses set forth in the opening paragraph hereof.

                                    ARTICLE 3
                  Covenants and Negative Covenants of Borrower

     3.1 PAYMENT OF LOAN. Borrower agrees to pay, when due, all amounts owing by Borrower under this Agreement and the Note in accordance with the terms hereof and thereof and to perform each of his obligations hereunder and thereunder as and when required.


     3.2 DIRECT APPLICATION OF COLLATERAL TO LOAN. Borrower agrees that, subject to any mandatory limitations imposed by applicable law, Lender shall, and is hereby directed to, apply all payments to be made by Lender to Borrower with respect to any portion of the Collateral to payment of the Secured Obligations.

     3.3 BROKER DIRECTIONS. In furtherance of the liens and security interests provided for hereunder, Borrower agrees to provide irrevocable written directions to each stock broker with whom Borrower does business with respect to Lender Stock Options instructing such broker(s) that until such time as they receive written directions from Lender confirming that the Secured Obligations have been paid in full, such broker(s) shall direct all Stock Option Proceeds directly to Lender for application to the Secured Obligations. Borrower further agrees that until such time as Lender receives satisfactory evidence that such directions have been delivered, Borrower shall not be entitled to exercise any Lender Stock Options, notwithstanding the terms of such Lender Stock Options, and the Lender Stock Options shall be deemed amended hereby.

     3.4 TAXES. Subject to Borrower's right to contest taxes in good faith, Borrower shall pay and discharge all taxes now or hereafter imposed relating to, or imposed or assessed upon the Collateral.

     3.5 DEFENSE OF TITLE TO COLLATERAL. Borrower shall defend any proceeding which may affect Lender's security interest in the Collateral, or the first priority of such security interest, and shall indemnify, defend, protect and hold Lender harmless from and against any and all liability, damages, causes of action or other costs or expenses, including reasonable attorneys' fees, arising out of or incurred in connection with or on account of any such proceeding.

     3.6 MAINTENANCE OF LENDER'S LIENS AND SECURITY INTERESTS. Borrower shall do all such acts and things as may be necessary or appropriate, or which Lender may from time to time or at any time request as necessary in the opinion of Lender to establish and maintain a first priority perfected security interest in the Collateral, subject to no other liens or encumbrances; and Debtor shall pay the cost of all filings or recordings of any documents or instruments in all public offices whenever it is deemed by Lender to be necessary or desirable to establish and

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maintain such security interest. Borrower irrevocably constitutes and appoints
Lender the attorney-in-fact of Borrower to execute, deliver and, if appropriate file and/or record with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Lender may request or require in order to establish, perfect or continue the perfection of the lien or security interests created hereby.

     3.7 PROMPT PAYMENT OF EXPENSES. Borrower shall pay to Lender no later than five (5) days following demand therefor all expenses (including reasonable attorneys fees, other legal expenses and costs and the cost of filing financing statements and any renewals or extensions thereof) incurred by Lender under or in connection with this Agreement. Any amounts not so paid shall accrue interest at the past due rate provided for in the Note or the maximum rate allowed by applicable law, whichever is less, from the date such expenses became due (i.e., 5 business days following demand).

     3.8 NO TRANSFER OF COLLATERAL. Borrower shall not voluntarily, involuntarily, or by operation of law, sell, assign, transfer or otherwise dispose of any right or interest of Borrower in or to the Collateral or permit any of the foregoing to occur, and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security for the Loan.

     3.9 NO FURTHER LIENS. Borrower shall not create, incur, assume or suffer to exist any lien or security interest upon any of the Collateral, except as provided for in this Agreement, and shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Lender is not named as the sole secured party.

                                    ARTICLE 4
                              Default and Remedies


     4.1 EVENTS OF DEFAULT. The occurrence or happening, at any time and from time to time, of any one or more of the following, shall constitute an "Event of Default":

          (a) If Borrower shall fail to pay, in full, all or any portion of the Secured Obligations as and when the same becomes due and payable, and such failure continues for a period of five (5) days; or

          (b) If Borrower shall fail, refuse or neglect to perform and discharge fully and timely any of the covenants or other obligations (other than to repay the indebtedness arising under this Agreement) made or undertaken by Borrower under this Agreement or the Note as and when required, and such failure continues for a period of 10 days following notice of such failure by Lender to Borrower; or

          (c) If Borrower's employment with Lender or any affiliate of Lender is terminated for any reason, with or without cause; or

          (d)  The death of Borrower; or

          (e)  The occurrence of an "Event of Default" under the Note.

     4.2 REMEDIES. Upon the occurrence of an Event of Default, Lender may, at its option and without notice to Borrower, declare the Secured Obligations immediately due and payable and shall, in addition, have all of the rights and remedies of a Lender under the Uniform Commercial Code as in effect in the State of Colorado, including, without limitation, the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, at any one or more public or private sales as permitted by applicable law and the terms of the Collateral, at such location or locations as Lender may elect.

     4.3 LENDER'S RIGHTS TO COLLATERAL. In addition to the remedies afforded Lender pursuant to Section 4.2, upon the occurrence of an Event of Default, Lender may maintain, preserve and prepare the Collateral for sale; control and manage the Collateral; collect all income from the Collateral and apply the same in any order of priority to reimburse Lender for any costs or expenses incurred hereunder and to the payment and performance of Borrower's obligations hereunder and apply the balance to interest and principal of the Secured Obligations; or

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secure the appointment of a receiver of the Collateral. Borrower expressly waives any right or requirement for election of remedy by Lender existing after an Event of Default, except that Borrower shall be entitled to notice of sale or other disposition of the Collateral, and Borrower agrees that if such notice is served on Borrower a minimum of five (5) days before the time of sale or disposition in accordance with the provisions for the giving of notice set forth herein, such notice shall be deemed commercially reasonable and shall fully satisfy any requirement for giving of such notice. Any person, including Borrower and Lender, shall be eligible to purchase any part or all of the Collateral at any sale or disposition.

     4.4 APPLICATION OF PROCEEDS. The proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale, selling and the like, and reasonable attorneys' fees, expenses and costs incurred by Lender, shall be applied in satisfaction of the Secured Obligations in such order of priority as Lender may elect, and any excess remaining after payment of the Secured Obligations shall be paid to Borrower or the person or persons legally entitled thereto.

     4.5 ASSUMPTION OF EXPENSES AND PAYMENTS. In connection with any Event of Default, Lender may incur expenses, including reasonable attorneys' fees, expenses and costs, appropriate to the exercise of any right or power under this Agreement, make any payment agreed to be made by Borrower hereunder, without, however, any obligation to do so. Any monies expended hereunder by Lender, including reasonable attorneys' fees, shall be chargeable, with interest at the past due rate provided in the Note or the highest rate allowed by law, whichever is less, to Debtor and become part of the Secured Obligations.

     4.6 REMEDIES CUMULATIVE. The remedies of Lender hereunder are cumulative and are not exclusive of any remedies provided by law and the exercise of any one or more the remedies provided for herein, or under the Uniform Commercial Code, shall not be construed as a waiver of any of the other remedies of the Lender, so long as any part of the Secured Obligations remains outstanding. The acceptance by Lender of this Agreement shall not waive or impair any other security Lender may have or hereafter acquire for the payment of the Secured Obligations, nor shall the taking of any such additional security waive or impair this Agreement, or any term, covenant or condition herein contained, but Lender may resort to any security it may have in such order it may deem proper. Release of the security interest hereunder in any or all of the Collateral shall not affect the liability of any persons on the Secured Obligations.

     4.7 ACKNOWLEDGMENTS. Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral which constitutes a "security" under the Securities Act, to limit purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower acknowledges that any such private sale may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall not have any obligation to engage in public sales or to delay the sale of any such Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

     4.8 TERMINATION. When all of the Secured Obligations shall have been paid in full, this Agreement shall terminate and at Borrower's expense, Lender shall cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of Borrower.

                                    ARTICLE 5
                                  Miscellaneous

     5.1 NO WAIVER. No failure on the part of Lender or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

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     5.2  NOTICES. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing delivered to the intended recipient at its address set forth in the opening paragraph of this Agreement or at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     5.3 WAIVERS, ETC. This Agreement may be amended or modified only by an instrument in writing signed by Borrower and Lender, and any provision of this Agreement which is for the benefit of Lender may be waived by Lender. Any waiver shall be effective only in the specific instance and for the specified purpose for which it was given.

     5.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of the respective heirs, executors, successors and assigns of, Borrower and Lender; PROVIDED, HOWEVER, that Borrower shall not assign or transfer its rights and obligations hereunder without the prior written consent of Lender.

     5.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     5.6 AGENTS. Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     5.7 SEVERABILITY. Any provision in this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability (but construed and given effect to the extent possible), without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction or the application thereof to any person or circumstance, and neither the remainder of this Agreement nor the application of such provision to other persons or circumstances shall be affected thereby, but rather, the same shall be enforced to the greatest extent permitted by law.

     5.8 HEADINGS. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     5.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

     IN WITNESS WHEREOF, the undersigned have executed this Loan Agreement as of the 15th day of January, 2001.


                                        TELETECH HOLDINGS, INC.



                                        By:    /s/ James B. Kaufman
                                           -------------------------------------
                                        Name:  James B. Kaufman
                                             -----------------------------------
                                        Title: Executive Vice President
                                              ----------------------------------


                                               /s/ Scott Thompson
                                        ----------------------------------------
                                        SCOTT THOMPSON


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